INTANGIBLE ASSETS, NET - Schedule of Future Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
2018	$ 12,930
2019	9,862
2020	9,135
2021	9,110
2022	9,110
2023 and thereafter	23,059
Total	$ 73,206	$ 86,133